EXHIBIT 10.5

         EXECUTION COPY

                             AMENDED AND RESTATED PARENT AGREEMENT

          THIS AMENDED AND RESTATED PARENT AGREEMENT (this "Agreement"), made as of the 1st day of July, 1993 and amended and restated as of the 26th day of May, 1995 among IMC GLOBAL OPERATIONS INC. (formerly IMC Fertilizer, Inc.), a Delaware corporation ("Operations"), FREEPORT- McMoRan RESOURCE PARTNERS LIMITED PARTNERSHIP, a Delaware limited partnership ("FRP"), FREEPORT-McMoRan INC., a Delaware corporation ("FTX"), and IMC-AGRICO COMPANY, a Delaware general partnership (the "Partnership").

          WITNESSETH

          WHEREAS, pursuant to a Contribution Agreement dated as of April 5, 1993, as amended (as so amended, the "Contribution Agreement") between Operations and FRP, Operations and FRP agreed to cause the formation of the Partnership to engage in the Phosphate Chemicals Business, and Operations agreed to form IMC-Agrico GP Company, a subsidiary of Operations ("IMC GPCo"), and FRP agreed to form Agrico, Limited Partnership, a Delaware limited partnership, to be non-managing general partners of the Partnership;

          WHEREAS, it was a condition precedent to the obligations of Operations and FRP under the Contribution Agreement that each of Operations, IMC Global Inc. (formerly IMC Fertilizer Group, Inc.), a Delaware corporation ("Global"), FTX, FRP and the Partnership shall have entered into the Parent Agreement, as originally entered into as of July 1, 1993;

          WHEREAS,  the parties hereto have approved and consented  to  (i)
          (a) the voluntary complete liquidation and dissolution of IMC GPCo, in accordance with the General Corporation Law of the State of Delaware ("Delaware Law"), (b) the admission of Operations as a Partner in the Partnership in accordance with the terms of the Partnership Agreement (as defined below), (c) the assumption by Operations (A) as of the date hereof, of 80% of all obligations of IMC GPCo incurred by IMC GPCo (x) as a general partner of the Partnership and (y) pursuant to the terms of the Partnership Agreement, and (B) upon the completion of the liquidation and dissolution of IMC GPCo, of all remaining obligations of IMC GPCo, (d) the transfer to Operations of the assets, properties, rights and interests of IMC GPCo, and (e) the repurchase by IMC GPCo of the preferred stock of IMC GPCo owned by IMC-Agrico MP, Inc., a Delaware corporation ("MPCo") at its liquidation value (collectively, the "IMC GPCo Liquidation"), in each case in accordance with the Agreement and Plan of Complete Liquidation and Dissolution dated as of May 26, 1995 among Operations, IMC GPCo and MPCo (the "IMC GPCo Plan of Liquidation") and (ii) (a) liquidation of Agrico, Inc. ("FRP GPCo"), a Delaware corporation and the owner of a 0.2% general partnership interest in the FRP Partner, or the merger of FRP GPCo with and into Freeport
          Chemical Company, a Delaware corporation ("FCC"), and the liquidation of FCC or the merger of FCC with and into FTX, in each case in accordance with the FRP GPCo/FCC/FTX Merger Documents (the "FRP GPCo/FCC/FTX Mergers"), with the result that FTX shall become the owner of such 0.2% general partnership interest in the FRP Partner and shall have assumed as of the date of completion of such FRP GPCo/FCC/FTX Mergers all obligations of FRP GPCo and FCC, (b) the repurchase by FRP GPCo of the preferred Stock of FRP GPCo owned by MPCo at its liquidation value, and (c) at the option of FTX AND FRP, the merger, liquidation or dissolution of the FRP Partner under Delaware Law at some time in the future (or the transfer by the FRP Partner of its Partnership Interests to FRP or an Affiliate of FRP) and the admission of FRP or an Affiliate of FRP as a Partner in the Partnership, in each case, in accordance with this Agreement, the Amended and Restated Partnership Agreement dated as of July 1, 1993, and further amended and restated as of May 26, 1995, among IMC GPCo, the FRP Partner and MPCo (the "Partnership Agreement"), and the Amendment, Waiver and Consent Agreement dated as of May 26, 1995 among Global, Operations, IMC GPCo, MPCo, IMC-Agrico Company, a Delaware general partnership, FTX, FRP and the FRP Partner (the "Amendment, Waiver and Consent Agreement");

          WHEREAS, the above described transactions are to be accomplished in the following manner:
          (i) with respect to the liquidation and dissolution of IMC GPCo, 80% of the interests of IMC GPCo shall be transferred to Operations effective as of May 26, 1995 (except that 100% of IMC GPCo's 50% common stock interest in MPCo shall be transferred to Operations as of May 26, 1995) and the preferred stock of IMC GPCo owned by MPCo shall be repurchased by IMC GPCo at its liquidation value as of May 26, 1995 (the "Initial IMC GPCo Liquidating Distribution"), with the remaining 20% of such interests (other than IMC GPCo's common stock interest in MPCo) to be transferred to Operations (the "Final IMC GPCo Liquidating Distribution") in accordance with the following time schedule and the terms of the IMC GPCo Plan of Liquidation:

                (A) if (x) FTX and FRP elect by written notice to the Partners and the Partnership, after November 30, 1995 and on or prior to June 4, 1996, to cause the merger, liquidation or dissolution of the FRP Partner (or the transfer by the FRP Partner of its Partnership Interests to FRP or an Affiliate of FRP) as contemplated by this Agreement, the Partnership Agreement and the Amendment, Waiver and Consent Agreement and (y) such merger, liquidation or dissolution of the FRP Partner (or such transfer of its Partnership Interests) is completed not earlier than June 5, 1996 and not later than June 15, 1996, the Final IMC GPCo Liquidating Distribution shall be undertaken promptly after June 22, 1997;

                (B) if (x) FTX and FRP elect by written notice to the Partners and the Partnership, after November 30, 1995 and on or prior to June 4, 1996, to cause the merger, liquidation or dissolution of the FRP Partner (or the transfer by the FRP Partner of its Partnership Interests to FRP or an Affiliate of FRP) as contemplated by this Agreement, the Partnership Agreement and the Amendment, Waiver and Consent Agreement, but (y) such merger, liquidation or dissolution of the FRP Partner (or such transfer of its Partnership Interests) is not completed by June 15, 1996, the Final IMC GPCo Liquidating Distribution shall be undertaken after June 15, 1996 and shall be completed no later than June 30, 1996; and

                (C) if FTX and FRP do not elect, after November 30, 1995 and on or prior to June 4, 1996, to cause the merger, liquidation or dissolution of the FRP Partner (or the transfer by the FRP Partner of its Partnership Interests to FRP or an Affiliate of FRP) as contemplated by the Amendment, Waiver and Consent Agreement, the Final IMC GPCo Liquidating Distribution shall be undertaken after June 4, 1996 and shall be completed by June 30, 1996; and

          (ii) with respect to such optional merger, liquidation or dissolution of the FRP Partner (or such transfer of its Partnership Interests), such option may be exercised in accordance with the terms of the Partnership Agreement and the Amendment, Waiver and Consent Agreement: at any time after November 30, 1995 and on or prior to June 4, 1996; provided that if FTX and FRP exercise such option on or prior to June 4, 1996, their right to cause such merger, liquidation or dissolution of the FRP Partner (or such transfer of its Partnership Interests) at that time will be forfeited unless such merger, liquidation or dissolution of the FRP Partner (or such transfer of its Partnership Interests) is completed not earlier than June 5, 1996 and not later than June 15, 1996; provided further that if after November 30, 1995 and on or prior to June 4, 1996 FTX and FRP exercise such option, but such merger, liquidation or dissolution of the FRP Partner (or such transfer of its Partnership Interests) is not completed on or prior to June 15, 1996, FTX and FRP will have an additional option to cause such merger, liquidation or dissolution of the FRP Partner (or such transfer of its Partnership Interests) at any time after July 15, 1997; and provided further that if after November 30, 1995 and on or prior to June 4, 1996, FTX and FRP do not exercise their option to cause the merger, liquidation or dissolution of the FRP Partner (or the transfer of its Partnership Interests), FTX and FRP will have the right to exercise such option at any time after July 15, 1997; provided however that, notwithstanding the provisions of this paragraph (ii), FTX and FRP may merge, liquidate or dissolve the FRP Partner (or transfer its
          Partnership Interests) in accordance with the terms of the Amendment, Waiver and Consent Agreement at any time so long as FTX and FRP bear, and assume liability for, any expense, cost or loss (including any increase in taxes, other than any increase in income taxes which arises solely from the timing of the reporting of income, deductions and credits attributable to the normal business activities of the Partnership) suffered by the Partnership, any other Partner or any of their Related Persons resulting therefrom; and

          WHEREAS, the IMC GPCo Liquidation, the FRP GPCo/FCC/FTX Mergers and such optional merger, liquidation or dissolution of the FRP Partner (or such transfer of its Partnership Interests) make it necessary and desirable to amend and restate certain provisions of the Parent Agreement as originally entered into by the parties.

          NOW, THEREFORE, in consideration  of the foregoing and the mutual
          obligations  contained  herein,  the  parties   hereto  agree  as
          follows:

                1.0 Defined Terms. Except as otherwise defined herein, capitalized terms used in this Agreement shall have the meaning ascribed to such terms in Exhibit A to the Amended and Restated Partnership Agreement, dated as of July 1, 1993 and further amended and restated as of May 26, 1995 among IMC GPCo, Operations, the FRP Partner and MPCo, as managing partner (the "Managing Partner"). During the period subsequent to the Initial IMC GPCo Liquidating Distribution and prior to the Final IMC GPCo Liquidating Distribution, the term "IMC Partner," as used herein, shall (except as otherwise indicated in this Agreement) refer to IMC GPCo and Operations, collectively; subsequent to the Final IMC GPCo Liquidating Distribution, such term shall refer to Operations; and at all such times, such term shall refer to any other Affiliate of Operations which succeeds to the Partnership Interests of IMC GPCo or Operations by means of the purchase, transfer, assignment or other conveyance or succession of such Partnership Interests in accordance with the terms of the Partnership Agreement.

                2.0  Other  and/or  Competing Businesses. Each of FTX, FRP,
          Global and Operations agrees that neither it nor any of its Affiliates will, directly or indirectly, anywhere in the world, own, manage, operate, control or invest in any business that is engaged in the Phosphate Chemicals Business without first complying with the provisions of Section 2.08(b) of the Partnership Agreement, it being understood that (i) purchases and resales of phosphate chemicals in Canada by Affiliates of Operations in volumes not materially greater than the amounts indicated on Schedule 9.12 to the Partnership Agreement and (ii) the conduct of the business of the Rainbow Division of
          Operations, substantially as currently conducted shall not constitute a breach or violation of this Section 2.0. If FRP desires to expand its existing operations (or pursue other business opportunities which are part of or related to the Phosphate Chemicals Business) in Sri Lanka or to pursue the opportunities described in the memorandum of understanding between FTX and Ercros, S.A. relating to FESA and ENFERSA, it shall first offer such opportunities to the Partnership in accordance with the provisions of Section 2.08(b) of the Partnership Agreement; provided that if the Partnership elects to pursue any of such opportunities, the Partnership shall reimburse FRP in an amount equal to the direct costs incurred by FRP in connection with developing such opportunity prior to the date of the Partnership's election to pursue such opportunity.
          Notwithstanding the foregoing, any Person that acquires or succeeds to (or whose Affiliate acquires or succeeds to) any of the Partnership Interest in which Affiliates of FTX, FRP or Operations currently have an interest (or any Person that directly or indirectly has or acquires an interest in such Partnership Interest) shall not be subject to the provisions of this Section 2.0 with respect to any business conducted by such Person or its Affiliates that is conducted substantially as conducted on the date of such acquisition or succession. Notwithstanding the foregoing, nothing contained in this Section
          2.0 shall prevent FTX, FRP, Global, Operations or any of their respective Affiliates from (A) owning, directly or indirectly, an aggregate of less than five percent (5%) of the common stock of, or other ownership interest in, any Person engaged in the Phosphate Chemicals Business or (B) acquiring (by stock purchase, asset purchase, merger, consolidation or otherwise) any Person engaged in the Phosphate Chemicals Business so long as (I) the revenues derived by such Person from its Phosphate Chemicals Business represent (and can reasonably be expected to continue to represent) less than ten percent (10%) of the total revenues of such Person and (II) the Person acquiring such Person (the "Acquiring Person") either offers to sell such Person's Phosphate Chemicals Business to the Partnership at its fair market value or sells such Person's Phosphate Chemicals Business to an independent third Person, it being understood that, in the case of this clause (B), the Acquiring Person may continue to own and operate, directly or indirectly, such acquired Person's Phosphate Chemicals Business if it has offered to sell such Phosphate
          Chemicals Business to the Partnership in accordance with this sentence and (x) if any Affiliate of the FRP Partner is the Acquiring Person, two (2) Policy Committee Representatives or Alternates of the IMC Partner (or any combination thereof) fail, on behalf of the Partnership, to accept such offer within thirty
          (30) days of such offer to sell, or (y) if any Affiliate of IMC GPCo or Operations is the Acquiring Person, two (2) Policy Committee Representatives or Alternates of the FRP Partner (or any combination thereof) fail, on behalf of the Partnership to accept such offer within thirty (30) days of such offer to sell. Each party acknowledges and agrees that the covenants contained in this Section 2.0 have been negotiated in good faith by the parties hereto, and are reasonable and are not more restrictive or broader than necessary to protect the interests of the parties hereto, and would not achieve their intended purpose if they were on different terms or for periods of time shorter than the periods of time provided herein or were applied in more restrictive geographical areas than are provided herein. Each party further acknowledges and agrees that the business of the Partnership is highly competitive, that no party hereto would enter into this Agreement but for the covenants contained in this
          Section 2.0 and that such covenants are essential to protect the interests of the parties hereunder. If any provision of this
          Section 2.0 is held to be unenforceable because of the scope or area of its applicability, the court making such determination shall have the power to modify such scope and area or either of them, and such provision shall then be applicable in such modified form.

                3.0 Interests in IMC GPCo, FRP GPCo and the FRP Partner; Appointment of CEOs.

          (a) At any time that the IMC Partner (which for purposes of  this
          Section 3.0 and Section 4.0 of this Agreement shall mean, during the IMC GPCo Liquidation Period, either of IMC GPCo or Operations) is a Special Purpose Partner, neither Global nor Operations shall, without the prior written consent of FRP, cause or permit such IMC Partner to issue to any Person other than Global or Operations or their respective Affiliates any capital stock or other equity interests other than its capital stock or other equity interests issued and outstanding on the date such IMC Partner became a Special Purpose Partner (which, in the case of IMC GPCo, shall be July 1, 1993); and Provided, in each case, that FRP's written consent shall not be unreasonably withheld, but the granting of such consent may be conditioned upon, among other things (I) such IMC Partner's compliance with the applicable provisions of this Section 3.0 with respect to the issuance of such capital stock and (ii) FRP's being satisfied, in its reasonable discretion, that the issuance of such capital stock is being undertaken in a transaction and under circumstances that will not result in any material liability of such IMC Partner.

          (b) (i) Without the prior written consent of Operations, neither FRP nor FTX shall cause or permit FRP GPCo, prior to the completion of the FRP GPCo/FCC/FTX Mergers, to issue to any party other than FTX or its Affiliates (other than FRP) any capital stock of FRP GPCo other than its capital stock issued and outstanding on July 1, 1993, and (ii) at any time that the FRP Partner is a Special Purpose Partner, neither FRP nor FTX shall, without the prior written consent of Operations, cause or permit the FRP Partner to issue to any Person other than FRP or FTX or their respective Affiliates any partnership interests or other equity interests in the FRP Partner other than the partnership interests or other equity interests issued and outstanding on the date such FRP Partner became a Special Purpose Partner (which in the case of Agrico, Limited Partnership, shall be July 1, 1993); provided, in each case, that Operations' written consent shall not be unreasonably withheld, but the granting of such consent may be conditioned upon, among other things (i) FRP GPCo's or the FRP Partner's, as the case may be, compliance with the applicable provisions of this Section 3.0 with respect to the issuance of such capital stock or partnership or other equity interests and
          (ii) Operations' being satisfied, in its reasonable discretion, that the issuance of such capital stock or partnership or other equity interests is being undertaken in a transaction and under circumstances that will not result in any material liability of FRP GPCo or the FRP Partner, as the case may be.

          (c) Global and Operations will, and will cause their Affiliates to, use all commercially reasonable efforts to assure that the Chief Executive Officer from time to time of their Ultimate Parent is appointed to serve as the CEO of the IMC Partner. FTX will, and will cause its Affiliates to, use all commercially reasonable efforts to assure that the Chief Executive Officer of its Ultimate Parent is appointed to serve as the CEO of FRP GPCo (until completion of the FRP GPCo/FCC/FTX Mergers) and any future general partner (or controlling stockholder) of the FRP Partner other than FTX. Such efforts will in each case include without limitation voting, and causing its Affiliates to vote, all capital stock of IMC GPCo and/or Operations or of FRP GPCo or such other future general partner (or controlling stockholder) of the FRP Partner other than FTX, as the case may be, in favor of such appointment.

          (d) Except in compliance with this Section 3.0(d):

                (i) at any time that the IMC Partner is a Special Purpose Partner, neither Global nor Operations shall sell, transfer or otherwise dispose of any capital stock of or other equity interest in such IMC Partner to any Person other than an Affiliate of Operations or Global, as the case may be;

                (ii) prior to the completion of the FRP GPCo/FCC/FTX Mergers, FTX shall not sell, transfer or otherwise dispose of any capital stock of FRP GPCo to any Person other than an Affiliate of FTX (other than FRP); and

                (iii) at any time that the FRP Partner is a Special Purpose Partner, neither FTX nor FRP shall sell, transfer or otherwise dispose of any partnership interest or other equity interest in the FRP Partner to any Person other than an Affiliate of FRP or FTX, as the case may be.

          If (with respect to actions relating to (i) the capital stock of or other equity interests in the IMC Partner, at any time that such IMC Partner is a Special Purpose Partner, (ii) the capital stock of or other equity interests in FRP GPCo, prior to the completion of the FRP GPCo/FCC/FTX Mergers, (iii) the partnership interest or other equity interests in the FRP Partner, at any time that the FRP Partner is a Special Purpose Partner, Global, Operations, such IMC Partner, FRP, FRP GPCo, the FRP Partner or FTX or any of their respective Affiliates (in any case, the "Soliciting Person") desires to sell or otherwise dispose of to any third party (other than an Affiliate of such Soliciting Person), or to solicit bids from any third party (other than an Affiliate of such Soliciting Person) to purchase or otherwise acquire, directly or indirectly, all or any portion of the capital stock of or other equity interests in such IMC Partner or FRP GPCo, or any partnership interest or other equity interests in the FRP Partner, or to issue (other than to an Affiliate of such Soliciting Person) any capital stock of or other equity interests in such IMC Partner or FRP GPCo or any partnership interest or other equity interests in the FRP Partner (the "Subject Interest"), such Soliciting Person shall (i) if the Soliciting Person is Global, Operations, such IMC Partner or their Affiliates, notify FRP in writing of its desire to sell (or the desire of such IMC Partner to issue) such Subject Interest or
          (ii) if the Soliciting Person is FTX, FRP, FRP GPCo, the FRP Partner or their Affiliates, notify Operations in writing of its desire to sell (or the desire of the FRP Partner or FRP GPCo to issue) such Subject Interest. The notice referred to in the preceding sentence is hereinafter referred to as the "Notice of Intent to Transfer", and the Person receiving the Notice of Intent to Transfer is hereinafter referred to as the "Notified Person". For a period (the "No-Shop Interval") of thirty (30) days following the date it gives Notice of Intent to Transfer, and during the duration of any Negotiation Interval (as defined below), neither the Soliciting Person nor any of its Affiliates, officers, directors, employees, representatives or agents will, without the prior written consent of the Notified Person, commence or continue any discussions, negotiations or exchanges of information with any Person other than the Notified Person with respect to the issuance or sale of the Subject Interest. During the No-Shop Interval, both the Soliciting Person and the Notified Person shall co- operate with each other by exchanging all due diligence materials they deem to be reasonably necessary to determine the price and terms of any potential offer. If the Notified Person makes a bona fide offer to purchase the Subject Interest prior to the end of the No-Shop Interval, then the Soliciting Person and the Notified Person shall negotiate in good faith for the purchase and sale of the Subject Interest and the No-Shop Interval shall be extended for fifteen (15) days (the "Negotiation Interval"); provided that a decision to accept or reject shall be in the sole discretion of the Soliciting Person. If the Notified Person fails to make a bona fide offer to purchase the Subject Interest (the making or failure to make such offer being in its sole discretion) prior to the expiration of the No-Shop Interval, or if the Soliciting Person and the Notified Person fail to execute a letter of intent relating to the purchase and sale of the Subject Interest or terminate negotiations prior to the expiration of the Negotiation Interval, then the Soliciting Person may, but shall not be obligated to, immediately commence discussions, negotiations or exchanges of information with, and/or issue or sell its Subject Interest to, any third party; provided that if the Notified Person made a bona fide offer during the No-Shop Interval, the Soliciting Person shall not so issue or sell the Subject Interest to a third party unless (i) definitive, binding agreements relating to such issuance or sale are executed within two hundred twenty (220) days of the expiration of the Negotiation Interval, (ii) the cash value of the consideration received in connection with such sale is at least equal to 95% of the cash value of such offer made by the Notified Person and (iii) the transferee (and, where appropriate to create the same protections as existed prior to such transfer, the ultimate parent entity and the direct parent of such transferee) of such Subject Interest agrees in writing to be bound by the terms of this Agreement as if it had originally been a party hereto.

          The cash value of such issuance or sale and the cash value of such offer by the Notified Person, respectively, shall be determined by agreement between the Soliciting Person and the Notified Person (i) in the case of the cash value of such issuance or sale, within ten (10) days following the execution of definitive, binding agreements by the parties relating thereto and (ii) in the case of the cash value of such offer by the Notified Person, within ten (10) days following the earliest to occur of (A) the termination of negotiations between the Soliciting Person and the Notified Person and (B) the expiration of the Negotiation Interval, provided that if such agreement is not reached during either of such ten (10) day periods, then, in either such case, such cash value shall be determined by means of the Appraisal Procedure, with the expense thereof to be paid fifty percent (50%) by the Soliciting Person and fifty percent (50%) by the Notified Person and with the determination made thereby being final, unappealable, binding on both the Soliciting Person and the Notified Person and enforceable in a court of law or equity. After the expiration of such two hundred twenty (220) day period, such Subject Interest shall again be subject to the terms of this Section 3.0. The failure of either the Soliciting Person or the Notified Person to exercise its rights under this
          Section 3.0 shall not be deemed to be a waiver of its respective rights under this Section 3.0 with respect to subsequent Subject Interests.

          (e) The restrictions contained in this Section 3.0 shall not apply to bona fide pledges or other transfers as security, which shall be subject to Section 4.0 below.

          (f) Notwithstanding any other provision of this Agreement, no transfer described in this Section 3.0 (whether to an Affiliate of the transferor or otherwise) may be made unless (i) such transfer is pursuant to a written agreement pursuant to which the transferee (and, where appropriate to create the same protections as existed prior to such transfer, the ultimate parent entity and the direct parent of such transferee) agrees to be bound by all of the terms of this Agreement as if it were originally a party hereto, and (ii) such transfer does not cause a termination of the Partnership for Federal income tax purposes.

                4.0 Liens. None of Operations, Global, FRP or FTX may (i) with respect to interests in the capital stock of or other equity interest in the IMC Partner, at any time that such IMC Partner is a Special Purpose Partner, (ii) with respect to interests in the capital stock of or other equity interests in FRP GPCo, prior to the completion of the FRP GPCo/FCC/FTX Mergers), and (iii) with respect to partnership interests or other equity interests in the FRP Partner, at any time that the FRP Partner is a Special Purpose Partner, except with the consent of the others (which consent may be granted or withheld in such Person's sole discretion), create or permit to exist, directly or indirectly, any Lien on its partnership interest or other equity interests in the FRP Partner or any portion thereof, or in its capital stock of or other equity interests in such IMC Partner or FRP GPCo or any portion thereof (except (i) Liens for current taxes not delinquent or taxes being contested in good faith and by appropriate proceedings, (ii) Liens arising in the ordinary course of business for sums not due or sums being contested in good faith and by appropriate proceedings and (iii) Liens pursuant to bona fide credit arrangements provided that a Person providing credit pursuant to such arrangements shall acknowledge that, if such Person acquires ownership of any such interest or capital stock, such interest or capital stock shall nevertheless be subject to all of the terms hereof). Any attempt by any of Global, Operations, FRP or FTX so to create or permit to exist, directly or indirectly, any Lien (other than the excepted Liens described in this Section 4.0 above) on its partnership interest or other equity interests in the FRP Partner or any portion thereof or in its capital stock of or other equity interests in such IMC Partner or FRP GPCo, or any portion thereof shall be null, void ab initio and of no force and effect. Notwithstanding anything to the contrary contained herein, if any Person obtains a Lien on a partnership interest or other equity interests in the FRP Partner or the capital stock of or other equity interests in such IMC Partner or FRP GPCo during a period during which such a Lien could not be granted to such Person in accordance with the terms of this Section 4.0 and forecloses on such Lien, any sale or other disposition to any Person other than the holder of such Lien in conjunction with or following such foreclosure of the partnership interest or other equity interests in the FRP Partner or the capital stock of or other equity interests in such IMC Partner or FRP GPCo upon which such Person foreclosed shall be subject to the terms of Section 3.0 hereof (including, without limitation, that the Person shall have the obligations of FTX, FRP, Global and Operations under such Section 3.0 and such Person shall perform such obligations in the context of a transfer to any other Person in conjunction with or following a foreclosure as if such was a transfer to which Section 3.0 applied).

                5.0 Standstill With Respect to Operations and Global. Until the date that is five years following the earlier of (a) the date the Partnership ceases to exist or (b) the earliest date upon which neither FRP nor any of its Affiliates is a Partner, none of FRP, FTX, any successor to FTX as Administrative Managing General Partner of FRP, the chief executive officer of FTX as of July 1, 1993 nor any Person controlled by any of them shall, directly or indirectly, without the prior written consent of Operations and Global, (i) acquire, or offer or agree to acquire, any shares of common stock of Operations or Global, or securities convertible or exchangeable into, or rights to acquire, such common stock (collectively, the "IMC Common Shares") (provided that this clause (i) shall not restrict the chief executive officer of FTX as of July 1, 1993, or any benefit or similar plan (with respect to assets that are under independent management) that is maintained for employees of FRP, of FTX or any successor to FTX as the Administrative Managing General Partner of FRP or of any Person controlled by either of them from acquiring up to 2% of the outstanding common stock of either of Operations or Global solely for investment), (ii) solicit proxies or consents with respect to the common stock of Operations or Global, become a participant in any election contest relating to the election of directors of Operations or Global or initiate, propose or otherwise solicit holders of the common stock of Operations or Global with respect to any proposal, (iii) form, join or participate in a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, with respect to the common stock of Operations or Global, (iv) arrange or participate in the arranging of financing for the purchase of shares of the common stock of Operations or Global, (v) propose, disclose any intent to propose or contact any officers, employees, directors, stockholders or agents of Operations or Global or any other Person or entity with respect to any acquisition of shares of the common stock of Operations or Global or acquisition, business combination, recapitalization or similar transaction with respect to Operations or Global or their respective Affiliates or any material amount of their assets, or request any waiver, amendment or termination of the provisions of this Section 5.0 or (vi) attempt in any way to control Operations or Global; provided that, notwithstanding clauses (i) through
          (vi) of this Section 5.0, FRP, FTX, any successor to FTX as the Administrative Managing General Partner of FRP or representatives of any either of them may make any proposals or communications to Operations or Global or their respective senior officers or to representatives of Operations or Global which do not require public disclosure to be made.

                6.0 Standstill With Respect to FRP and FTX. Until the date that is five years following the earlier of (a) the date the Partnership ceases to exist or (b) the earliest date upon which neither Operations nor any of its Affiliates is a Partner, none of Operations, Global nor their respective chief executive officers as of July 1, 1993 nor any Person controlled by either of them shall, directly or indirectly, without the prior written consent of the Administrative Managing General Partner of FRP,
          (i) (A) acquire, or offer or agree to acquire, any partnership interests or depositary units representing partnership interests of FRP, or securities convertible or exchangeable into, or rights to acquire, such partnership interests or depositary units representing partnership interests (collectively, the "Partnership Units") or (B) acquire, or offer or agree to acquire, any shares of common stock of FTX, or securities convertible or exchangeable into, or rights to acquire, such common stock (collectively, the "FTX Common Shares") (provided that this clause (i) shall not restrict the chief executive officer of Global or Operations as of July 1, 1993, or any benefit or similar plan (with respect to assets that are under independent management) that is maintained for employees of Operations or of Global or of any Person controlled by either of them from acquiring up to 2% of either of the outstanding Partnership Units or FTX Common Shares solely for investment),
          (ii) solicit proxies or consents with respect to the Partnership Units or the FTX Common Shares, become a participant in any election contest relating to the removal or election of a general partner of FRP or the election of directors of FTX or initiate, propose or otherwise solicit holders of the Partnership Units or the FTX Common Shares with respect to any proposal, (iii) form, join or participate in a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, with respect to the Partnership Units or the FTX Common Shares, (iv) arrange or participate in the arranging of financing for the purchase of Partnership Units or FTX Common Shares, (v) propose, disclose any intent to propose or contact any officers, employees, directors, stockholders or agents of FRP or FTX or any other Person or entity with respect to any acquisition of Partnership Units or FTX Common Shares or acquisition, business combination, recapitalization or similar transaction with respect to FRP or FTX or their respective Affiliates or any material amount of their respective assets, or request any waiver, amendment or termination of this Section 6.0 or (vi) attempt in any way to control FRP or FTX; provided that, notwithstanding clauses (i) through (vi) of this Section 6.0, Operations, Global or representatives of either of them may make any proposals or communications to FRP or FTX or the Administrative Managing General Partner of FRP or their respective senior officers or to representatives of FRP or FTX or the Administrative Managing General Partner of FRP which do not require public disclosure to be made.

                7.0 Access. On and after the  Closing  Date, Operations and
          FRP will give each other and their respective agents reasonable access to its and its Affiliates' properties, books, records, employees and auditors to the extent necessary to permit Operations or FRP, as the case may be, to determine any matter relating to its rights and obligations under the Contribution Agreement or to any period ending on or before the Closing Date; provided that any such access by Operations or FRP shall not unreasonably interfere with the conduct of the business of the Person granting such access. The Person granted such access will hold, and will use all commercially reasonable efforts to cause its respective officers, directors, partners, employees, accountants, counsel, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning the Person granting such access or its Contributed Business provided to it pursuant to this Section 7.0.

                8.0 Release of Guaranties. As promptly as practical after the Closing Date, each of Operations and FRP shall use all commercially reasonable efforts to cause the Partnership to have each of Operations and FRP and their respective Affiliates released from its financial obligations under any letters of credit, surety bonds or guaranties outstanding as of July 1, 1993 pursuant to which Operations or FRP, as the case may be, has guaranteed the obligations of its Contributed Business to third parties.

                9.0 Tax Information and Other Reports.

          (a) Each of Operations and FRP shall provide to the Partnership such information, if any, as may be required by the Partnership for purposes of preparing all necessary federal, state and local Partnership income tax returns and information returns.

          (b) Operations and FRP shall cause the Managing Partner to provide to each of the shareholders of the Managing Partner (A) unaudited financial statements of the Managing Partner within 30 days after the end of each of the first three quarters of its fiscal year, and (B) audited financial statements, including notes, of the Managing Partner within 90 days after the end of its fiscal year.

                10.0 Certain Actions.

          (a) The parties hereto shall not take any action with  respect to
          (i) the Initial IMC GPCo Liquidating Distribution, (ii) the Final IMC GPCo Liquidating Distribution, (iii) the FRP GPCo/FCC/FTX Mergers, (iv) the optional merger, liquidation or dissolution of the FRP Partner (or the transfer of its Partnership Interests) contemplated by the Amendment, Waiver and Consent Agreement or
          (v) any related transactions in violation of the provisions of this Agreement, the Partnership Agreement, the Amendment, Waiver and Consent Agreement or the IMC GPCo Plan of Liquidation (in each case, taking into account the consent, waiver and other provisions of the Amendment Waiver and Consent Agreement).

          (b) As a condition to the effectiveness of the transactions described in Section 10.0(a) of this Agreement, each Partner hereby agrees to bear, and assume liability for, any expense, cost or loss (including any increase in taxes, other than any increase in income taxes which arises solely from the timing of the reporting of income, deductions and credits attributable to the normal business activities of the Partnership) suffered by the Partnership, any other Partner or any of their Related Persons arising from violation of Section 10.0(a) of this Agreement.

                11.0 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Except as set forth below:

                (i) Each of Operations and Global shall be relieved of all obligations under this Agreement on and after the date that such Person and its Affiliates cease to own a direct or indirect interest in the Partnership or (prior to the completion of the Final IMC GPCo Liquidating Distribution) IMC GPCo; and

                (ii) FRP and FTX shall be relieved of all obligations under this Agreement on and after the date that such Person and its Affiliates cease to own a direct or indirect interest in the FRP Partner or the Partnership; provided, that (x) the provisions of Sections 2.0, 7.0 and 9.0 shall continue to apply to each such Person for a period of two years after it ceases to own such an interest, (y) the provisions of Sections 5.0 and 6.0 shall continue to apply for the periods set forth therein and (z) the provisions of Sections 14.0, 15.0, 16.0 and 22.0 shall continue to apply.

                12.0 Notices. All communications, notices and consents provided for herein shall be in writing and be given in person (or air freight delivery) or by means of telecopy (with request for assurance of receipt in a manner typical with respect to communications of that type) or by mail, and shall become effective (x) on delivery if given in person or by air freight delivery, (y) on the date of transmission if sent by telecopy or
          (z) three business days after being deposited in the mails, with proper postage for first-class registered or certified air mail prepaid. Notices shall be addressed as follows:

          (i)   if to Operations at:

          2100 Sanders Road
          Northbrook, Illinois  60062
          Facsimile:  708-205-4805
          Attention:  Corporate Secretary

          (ii)  If to IMC GPCo at:

          2100 Sanders Road
          Northbrook, Illinois  60062
          Facsimile:  708-205-4805
          Attention:  Corporate Secretary

          (iii) if to the Partnership at:

          2100 Sanders Road
          Northbrook, Illinois  60062
          Facsimile:  708-205-4805
          Attention:  Corporate Secretary

          (iv)  if to FRP at:

          1615 Poydras Street
          New Orleasn, Louisiana  70112
          Facsimile:  504-585-3513
          Attention:  General Counsel

          (v)   if to Global at:

          2100 Sanders Road
          Northbrook, Illinois  60062
          Facsimile:  708-205-4805
          Attention:  Corporate Secretary

          and (vi)   if to FTX at:

          1615 Poydras Street
          New Orleasn, Louisiana  70112
          Facsimile:  504-585-3513
          Attention:  General Counsel

          or at such other address as any party hereto may from time to time designate by notice duly given in accordance with the provisions of this Section to the other parties hereto.

                13.0 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of law rules of such state.

                14.0 Choice of Forum. All suits, actions or proceedings arising out of or relating to this Agreement shall be brought in a state or federal court located in the State of Delaware, which courts shall be an appropriate forum for all such suits, actions or proceedings. Each party hereby waives any objection which it may now or hereafter have to the laying of venue in any such court of any such suit, action or proceeding.

                 15.0 Consent to Jurisdiction. Each party hereby irrevocablysubmits to the jurisdiction of any state or federal court located in the State of Delaware in any such suit, action or proceeding referred to in Section 14.0 above. Operations hereby designates and appoints The Corporation Trust Company, with an office on the date hereof at 1209 Orange Street, Wilmington, Delaware 19801, or any successor thereof, as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any state or federal court in the State of Delaware and agrees that service of process upon The Corporation Trust Company, or any successor thereof, shall be deemed in every respect effective service of process upon Operations in any such suit, action or proceeding. FRP hereby designates and appoints The Corporation Trust Company, with an office on the date hereof at 1209 Orange Street, Wilmington, Delaware 19801, or any successor thereof, as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any state or federal court in the State of Delaware and agrees that service of process upon The Corporation Trust Company, or any successor thereof, shall be deemed in every respect effective service of process upon FRP in any such suit, action or proceeding. The Partnership hereby designates and appoints The Corporation Trust Company, with an office on the date hereof at 1209 Orange Street, Wilmington, Delaware 19801, or any successor thereof, as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any state or federal court in the State of Delaware and agrees that service of process upon The Corporation Trust Company, or any successor thereof, shall be deemed in every respect effective service of process upon the Partnership in any such suit, action or proceeding. FTX hereby designates and appoints The Corporation Trust Company, with an office on the date hereof at 1209 Orange Street, Wilmington, Delaware 19801, or any successor thereof, as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any state or federal court in the State of Delaware and agrees that service of process upon The Corporation Trust Company, or any successor thereof, shall be deemed in every respect effective service of process upon FTX in any such suit, action or proceeding. Global hereby designates and appoints The Corporation Trust Company, with an office on the date hereof at 1209 Orange Street, Wilmington, Delaware 19801, or any successor thereof, as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any state or federal court in the State of Delaware and agrees that service of process upon The Corporation Trust Company, or any successor thereof, shall be deemed in every respect effective service of process upon Global in any such suit, action or proceeding. Said designation and appointment by each of Global, Operations, FTX, FRP and the Partnership shall be irrevocable during the term of this Agreement, and each party shall pay all costs and expenses of its respective designation and appointment as and when due and payable.


                16.0 Waiver of Jury Trial. EACH OF GLOBAL, OPERATIONS, FTX, FRP AND THE PARTNERSHIP HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH SUIT, ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                17.0 Entire Agreement; Amendments. This Agreement (including the exhibits hereto) together with the other Transaction Agreements (including any exhibits or schedules thereto) and the Amendment, Waiver and Consent Agreement embody the entire agreement and understanding between the parties with respect to the subject matter hereof and thereof, and supersede any agreements, representations, warranties or understandings, oral or written, between the parties with respect to the subject matter of this Agreement, the other Transaction Agreements entered into prior to the date hereof and the Amendment, Waiver and Consent Agreement. This Agreement may be amended or modified only by an instrument in writing executed by all of the parties hereto.

                18.0 Execution  in  Counterparts.  This  Agreement  may  be
          signed in counterparts. Any single counterpart or set of counterparts signed, in either case, by all the parties hereto shall constitute a full and original agreement for all purposes.

                19.0 Remedies and Waiver. No failure or delay in exercising any right hereunder shall operate as a waiver of or impair any such right. No single or partial exercise of any such right shall preclude any other or further exercise thereof or the exercise of any other right. Any waiver must be given in writing to be effective, and no waiver shall be deemed a waiver of any other right.

                20.0 Headings. The headings of Articles  and  Sections have
          been   included   herein  for  convenience  only  and  shall  not
          constitute a part of this Agreement for any other purpose.

                21.0 Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and their respective Affiliates, and no provision of this Agreement shall be deemed to confer upon third parties, other than such respective Affiliates, any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

                22.0 Further Assurances. Each of Operations and FRP agrees to, and to cause IMC GPCo and the FRP Partner, respectively, to, execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by the Transaction Agreements and to vest in the Partnership good title to the Assets, subject only to Permitted Liens.

                23.0 Public Announcements. Except as may be required by applicable law or any listing agreement with any national securities exchange, none of Global, Operations, FTX or FRP nor any Affiliate of any thereof will issue any press release or make any public statement with respect to the business of the Partnership or its financial performance or condition without the prior written consent of the other parties unless either (i) a draft of the proposed press release has been provided to each party hereto at least twenty-four (24) hours prior to its proposed release in order to permit such party to comment thereon or (ii) such press release or other public statement contains factual information (or discussion or analysis of or comment based upon such factual information) previously provided to such Person by the Managing Partner; provided that none of Global, Operations, FTX or FRP nor any of their Affiliates will present projections or forward-looking information that is attributed to any of the other parties hereto, the Partners, or any of their Affiliates without the prior written consent of the parties hereto and the Partners.

                24.0  Partnership  Agreement.  Each of Operations  and  FRP
          agrees  to  be  bound  by  Sections   5.07(d)  and  9.03  of  the
          Partnership Agreement.

                                           * * * * *

          IN WITNESS WHEREOF, the parties have signed this Agreement on the date first written above.

          IMC GLOBAL OPERATIONS INC. (formerly IMC
          Fertilizer, Inc.)


          By:  PETER HONG
          Name Printed:  Peter Hong
          Title:         Vice President


          FREEPORT-McMoRan RESOURCE PARTNERS, LIMITED
          PARTNERSHIP

          By:  Freeport McMoRan Inc., its
          general partner

          By:
          Name Printed:
          Title:




          IMC-AGRICO COMPANY

          By:  IMC-AGRICO MP, INC., its
          general partner

          By:  ROBERT C. BRAUNEKER
          Name Printed:  Robert C. Brauneker
          Title:         Vice President

          By:  IMC-AGRICO GP, COMPANY, its
          general partner

          By:  ROBERT C. BRAUNEKER
          Name Printed:  Robert C. Brauneker
          Title:         Vice President

          IN WITNESS WHEREOF, the parties have signed this Agreement on the date first written above.

          IMC GLOBAL OPERATIONS INC. (formerly IMC
          Fertilizer, Inc.)

          By:
          Name Printed:
          Title:

          FREEPORT-McMoRan RESOURCE PARTNERS, LIMITED PARTNERSHIP

          By:  Freeport McMoRan Inc., its
          general partner


          By:  CHARLES W. GOODYEAR
          Name Printed:  Charles w. Goodyear
          Title:         Senior Vice President

          IMC-AGRICO COMPANY

          By:  IMC-AGRICO MP, INC., its
          general partner

          By:
          Name Printed:
          Title:


          By: IMC-AGRICO GP, COMPANY, its general partner


          By:
          Name Printed:
          Title:

          By: AGRICO, LIMITED PARTNERSHIP, its general partner

          By:  Agrico, Inc., its general
          partner

          By:  CHARLES W. GOODYEAR
          Name Printed:  Charles W. Goodyear
          Title:         Vice President


          FREEPORT-McMoRan INC.


          By:  CHARLES W. GOODYEAR
          Name Printed:  Charles W. Goodyear
          Title:         Senior Vice President


          IMC GLOBAL INC. (formerly IMC Fertilizer Group, Inc.) (solely for the purposes of Sections 2.0, 3.0(a), (c), (d), (e) and (f),
          4.0 and 6.0)


          By:
          Name Printed:
          Title:

          By: AGRICO, LIMITED PARTNERSHIP, its general partner

          By: Agrico, Inc., its general partner

          By:
          Name Printed:
          Title:

          FREEPORT-McMoRan INC.

          By:
          Name Printed:
          Title:

          IMC  GLOBAL  INC.   (formerly IMC Fertilizer Group, Inc.) (solely
          for the purposes of Sections  2.0, 3.0(a), (c), (d), (e) and (f),
          4.0 and 6.0)


          By:  PETER HONG
          Name Printed:  Peter Hong
          Title:         Vice President